SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) June 30, 2001


                   FORD CREDIT AUTO OWNER TRUST Series 2001-B and
                   FORD CREDIT AUTO OWNER TRUST Series 2001-C

              (Ford Credit Auto Receivables Two LLC - Originator)
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                       333-54664             38-3574956
--------                       ---------             ----------
(State or other juris-   (Commission File Number) (IRS Employer
diction of incorporation                             I.D. No.)



One American Road, Dearborn, Michigan            48126
----------------------------------------       ----------
(Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code  313-322-3000

Item 5.  Other Events

     The Monthly Servicing Report relating to the Ford Credit Auto Owner Trust Series 2001-B and 2001-C for the Collection Period ended June 30, 2001, is attached hereto as Exhibits 19.1 and 19.2, respectively, and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                    EXHIBITS

Designation          Description                             Method of Filing

-----------          ------------                            ----------------
Exhibit 19.1        Ford Credit Auto Owner                   Filed with
                    Trust Series 2001-B                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    June 30, 2001.

Exhibit 19.2        Ford Credit Auto Owner                   Filed with
                    Trust Series 2001-C                      this Report.
                    Servicing Report for the
                    Collection Period ended
                    June 30, 2001.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                    Ford Credit Auto Receivables Two LLC
                                                (Registrant)


Date: July 12, 2001                By:/s/S. P. Thomas
                                    ---------------------------------
                                    Assistant Secretary

                                  EXHIBIT INDEX

Designation                 Description

-----------                 -----------
Exhibit 19.1                Ford Credit Auto Owner
                            Trust Series 2001-B
                            Servicing Report for the
                            Collection Period ended
                            June 30, 2001.

Exhibit 19.2                Ford Credit Auto Owner
                            Trust Series 2001-C
                            Servicing Report for the
                            Collection Period ended
                            June 30, 2001.